UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        February 15, 2008

                           ALBANY INTERNATIONAL CORP.
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             (Exact name of registrant as specified in its charter)

          Delaware                       0-16214               14-0462060
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(State or other jurisdiction           (Commission          (I.R.S. Employer
      of incorporation)               File Number)        Identification No.)

     1373 Broadway, Albany, New York                                 12204
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code    (518) 445-2200

                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Performance Bonus Awards Granted under 2005 Incentive Plan

On February 15, 2008, the Performance Committee of the Registrant's Board of Directors approved the grant of 2008 Performance Bonus Awards under the Registrant's 2005 Incentive Plan to certain of the Registrant's executives, including certain of the Registrant's named executive officers (as defined by S-K Item 402(a)(3)). A copy of the Form of Performance Bonus Agreement used for such awards is being filed with this report as Exhibit 10(m)(xiii), and is incorporated by reference herein.

Awards to each recipient, including the named executive officers specified below, consist of a target amount of shares of the Registrant's Class A Common Stock ("Shares"). Each award entitles the recipient to receive an amount of Shares equal to from 0% to 200% of such target amount, based upon the extent to which he or she attains certain performance goals during 2008. Success in achieving such goals will be determined during early 2009 by the Compensation Committee (or, with respect to awards to certain officers, by a Performance Committee of "outside directors" (within the meaning of Section 162(m) of the Internal Revenue Code and related IRS regulations)), and the number of Shares earned by each recipient will be credited to a bonus account. Once in the bonus account, these awards will be paid out as follows: (1) 25% in early 2009, in cash, (2) 50% in early 2010, half in cash and half in Shares, and (3) the remaining 25% in early 2011, half in cash and half in Shares.

The target Share amounts for the named executive officers' granted awards were as follows: Joseph G. Morone, 42,000 shares; Michael C. Nahl, 14,000 shares; Daniel A. Halftermeyer, 9,000 shares; Ralph M. Polumbo, 9,000 shares; Mike J. Joyce, 9,000 shares, David B. Madden, 9,000 shares, Robert Hansen, 6,000 shares, and David Pinion, 4,000 shares.

Performance goals for the award recipients, including the named executive officers, consist of one or more of the following: consolidated operating income, adjusted corridor or segment operating income, increasing business corridor or segment net sales, and other metrics tied to the recipient's specific job function.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ALBANY INTERNATIONAL CORP.

                                         By: /s/ Michael C. Nahl
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                                         Name:  Michael C. Nahl
                                         Title: Executive Vice President and
                                                Chief Financial Officer
                                                (Principal Financial Officer)

Date: February 20, 2008

                                  EXHIBIT INDEX

Exhibit No.       Description
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10(m)(xiii)       Form of 2008 Performance Bonus Agreement